                            JOINT FILING AGREEMENT

     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of statements on Schedule 13D (including amendments thereto) with respect to the common stock of FiberNet Telecom Group Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement this 28th day of February, 2001.


                              SIGNAL EQUITY PARTNERS, L.P.

                              By:   Signal Equity Advisors, L.P.
                              Its:  General Partner

                              By:   Signal Equity Advisors, Inc.
                              Its:  General Partner

                              By:  /S/ Timothy P. Bradley
                                  ----------------------------------
                                  Name:  Timothy P. Bradley
                                  Title: President


                              SIGNAL EQUITY ADVISORS, L.P.

                              By:  Signal Equity Advisors, Inc.
                              Its: General Partner

                              By:  /S/ Timothy P. Bradley
                                  ----------------------------------
                                  Name:  Timothy P. Bradley
                                  Title: President


                              SIGNAL EQUITY ADVISORS, INC.

                              By:  /S/ Timothy P. Bradley
                                  ----------------------------------
                                  Name:  Timothy P. Bradley
                                  Title: President


                           [JOINT FILING AGREEMENT]

                              TRIDENT TELECOM PARTNERS LLC

                              By:   Trident Telecom Management, L.L.C.
                              Its:  Managing Member

                              By:   Needham Management, Inc.
                              Its:  Managing Member

                              By:  /S/ Ronald W. Kuzon
                                  ---------------------------------
                                  Name:  Ronald W. Kuzon
                                  Title: President


                              TRIDENT TELECOM MANAGEMENT, L.L.C.

                              By:   Needham Management, Inc.
                              Its:  Managing Member

                              By:  /S/ Ronald W. Kuzon
                                  ---------------------------------
                                  Name:  Ronald W. Kuzon
                                  Title: President


                              NEEDHAM MANAGEMENT, INC.

                              By:  /S/ Ronald W. Kuzon
                                  ---------------------------------
                                  Name:  Ronald W. Kuzon
                                  Title: President


                              CONCORDIA TELECOM MANAGEMENT, L.L.C.

                              By:  /S/ Michael S. Liss
                                  ---------------------------------
                                  Name:  Michael S. Liss
                                  Sole Member


                                   /S/ Michael S. Liss
                              -------------------------------------
                              Michael S. Liss


                                   /S/ Timothy P. Bradley
                              -------------------------------------
                              Timothy P. Bradley

                           [JOINT FILING AGREEMENT]

                                   /S/ Alfred J. Puchala, Jr.
                              ---------------------------------------
                              Alfred J. Puchala, Jr.


                                   /S/ Ronald W. Kuzon
                              ---------------------------------------
                              Ronald Kuzon


                           [JOINT FILING AGREEMENT]